June 2020 Investor Presentation Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this presentation involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.   The Company believes that all forward-looking statements made by it in this presentation have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections (including the Company's updated guidance for the fourth quarter of fiscal 2020 set forth in this presentation) as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other “Risk Factors” discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019 and in the Company’s other reports filed with the Securities and Exchange Commission; (iii) the purchasing patterns of customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company’s ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; (vii) the Company’s ability to devise and execute strategies to respond to market conditions; and/or (viii) the risks of business and economic disruption related to the currently ongoing Coronavirus outbreak and any other worldwide health epidemics and outbreaks that may arise.  The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise. All information in this presentation is as of June 29, 2020. This presentation contains non-GAAP financial measures and key metrics relating to the Company's past performance. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. As required by Regulation G, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available in the Appendix.

Today’s Presenters Dr. Vincent (‘Chuck’) D. Mattera, Jr. CEO Mary Jane Raymond CFO

Transaction Overview Company Overview

II-VI at a Glance “TWO SIX” Refers to groups II and VI of the Periodic Table of Elements Revenue by End Markets 7% Aerospace and Defense 6% Consumer Electronics 5% Semi Cap Equipment 2% Life Sciences 1% Other Core Competency: Engineered Materials Addressing Multiple End Markets Vertically Integrated Model Q3 FY20 Revenue $627M Employees 22,000+ Locations 69 Countries 18 Founded in 1971 Note: Stats for the period ended and as of Q3 FY2020, as applicable. Communications Industrial All data as of 3/31/2020 or the quarter then ended.

Sampling of representative customers based on approvals for public release Thousands of Market Leading Customers Across Diverse Markets

Our Vision A world transformed through innovative materials vital to a better life today and the sustainability of future generations Adoption of 3D Sensing Increased Data and Video Consumption Deployment of 5G Wireless Growth in Electric & Autonomous Vehicles Intelligent Mobile Electric Proliferation of Cloud Services

Diversified per Platform Capital Intensive Markets A Leader in engineered materials and optoelectronic devices Differentiated lasers, optics, and integrated circuits Enabling the convergence of communications, computing, and sensing Infrastructure Core Competency Innovation Strategy Engineered Materials Differentiation Valued By Customers Performance Process Intensive Products Core Strategy

Remote Radio Head Beam-forming Antenna 5G WIRELESS 4G WIRELESS Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Electric Charger / HV Battery EV/HEV GREEN ENERGY Solar & Wind Energy Smart Grid Power Switching Enabling Electrification & Mobility Ramping silicon carbide substrate capacity 5-10x including 200mm as well as qualifying a SiC epitaxial platform over the next 5 years 100 and 150 mm diameter conductive substrates 2015: Believed to be world’s first 200 mm conductive substrates For SiC MOSFET and other power devices About 10% more driving distance on the same charge POWER ELECTRONICS FOR ELECTRIC VEHICLES 100 and 150 mm diameter semi-insulating substrates 2019: Believed to be word’s first 200 mm semi-insulating substrates For SiC-based GaN HEMT devices GaN/SiC enables high-bandwidth 5G bands RF ELECTRONICS FOR WIRELESS BASE STATIONS AND RADAR

Advantages of Large Diameter Substrates Large diameter substrate fabrication cost (per unit area) is reduced significantly Large diameter wafer availability has helped move SiC-based devices from niche to mainstream Existing 200 mm silicon wafer fab lines can be used for SiC devices manufacturing 2’’ Wafer Manufacturing 3’’ Wafer Manufacturing 100 mm Wafer Demonstrated High Quality Wafer Manufacturing 150 mm Wafer Demonstrated Manufacturing 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 World First 200 mm Wafer Demonstrated 4H n-Type 6H SI Major Capacity Expansion Two Decades of Materials Innovation

Strategic Arrangement Accelerates Positioning in SiC Expertise in Materials Expertise in Devices, Modules, and Systems The strategic arrangement will capture the expertise needed to drive successful adoption of high value power electronic applications Vertically Integrated Business Model SiC Epi-Wafers SiC Substrates SiC Chips / Bare Die Devices / Modules Customer Significant SiC Market Opportunity(1) ($bn) 50%+ CAGR Customer Feedback Loop [The partnership arrangement will capture the expertise needed from both II-VI and GE performance advantages of II-VI’s upstream substrate, epitaxy and production expertise and successfully integrate it with GE’s downstream industry leading technology in MOSFETs and modules to drive successful adoption of high value applications] Internal company estimates. Includes module and device TAM.

10 Years of continuous revenue growth(1) 4 Transformative Acquisitions Optical Network & China Market InP Technology Platform Epitaxial Wafer and SiC Electronic Device Platform GaAs Technology Platform 2010 2013 2016 2019 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 5G Figures prior to FY2019 do not reflect the adoption of ASC 606.

Addressing Multiple and Strong Growing Markets

RF and Power Electronics



SiC | GaN/SiC | Diamond

For electric vehicles, smart power grids and 4G/5G RF antennas

Optical Communications



GaAs | InP | LCoS

For terrestrial, undersea, wireless optical infrastructure and datacenters

3D Sensing & LiDAR



GaAs | InP

For 3D sensing in consumer electronics & LiDAR in automotive

Aerospace & Defense



GaAs | Sapphire

For F35, contested space, directed energy and hypersonics

	RF and Power Electronics	Optical Communications	3D Sensing & LiDAR	Aerospace & Defense
CY25 Market	**$6.2B**	**$22B**	**$7.5B**	**$14B**
CY20-25 CAGR	24%	14%	24%	13%
	Source: Yole, Strategy Analytics, LightCounting (includes devices)	Source: Ovum, LightCounting, Cignal AI, Internal Estimates	Source: Morgan Stanley, Forbes, Yole, IDC	Source: Internal estimates

II-VI

Copyright 2020, II-VI Incorporated. All rights reserved.

Page 13

5G RADIO ACCESS 5G OPTICAL ACCESS Backbone Network Front- & Backhaul Network Base Stations Handsets Photonic Solutions Segment Compound Semiconductors Segments GaAs RF GaN/SiC RF Line Cards Amplifiers OCM/OTDR LPC WSS Subsystems Bidi DWDM TRx 100G BH TRx 25G FH TRx HPC WSS Coherent TRx DWDM Filters II-VI Finisar Growth Opportunities in 5G Mobile Infrastructure Mobile subscribers quickly migrating to 5G Carriers rearchitecting their networks for 5G Accelerated need to deploy new 5G infrastructure worldwide

Datacom Components Telecom Components 25G and 50G DFB Lasers 50G and 100G EML Lasers for Silicon Photonics Externally Modulated Laser (EML) Externally Modulated Tunable Laser 10G and 25G Tunable Lasers InP IQ Modulators Dual High-Speed Coherent Detectors Leveraging our existing sales channels in the transceiver market to drive InP component revenue Leveraging our proven ability to successfully market both components and modules Target the right mix of components and high speed modules to enhance gross margins MARKET STRATEGY Hyperscale Datacenters 5G Optical Infrastructure Coherent Transmission Indium Phosphide Devices: Upside to TAM and Gross Margins

Market drivers Face biometrics, augmented reality, automotive in-cabin & LiDAR, machine vision Two U.S. based compound semiconductor wafer fabs Warren, NJ: Shipped hundreds of millions of 3D sensing VSCEL arrays Sherman, TX: Completed qualification and begun shipping Vertically integrated: Epitaxial growth, device fabrication and automated wafer testing Broad portfolio of products: Lasers, optics & integrated circuits Offers a roadmap to integration and miniaturization DUAL PASS BAND FILTERS WIDE INCIDENCE ANGLE MIRROR GaAs VCSEL ARRAYS 940 GaAs EDGE-EMITTING LASERS 1550 InP EDGE-EMITTING LASERS 3D Sensing & LiDAR

Aerospace & Defense

Significant new opportunities ahead with strong channels to the market

STRONG ABILITY TO DIFFERENTIATE THE END SOLUTION

Advanced Materials	Semiconductor Lasers	Electro-Optic Subsystems

MARKETS	PRODUCTS	DIFFERENTIATORS
Intelligence Surveillance & Reconnaissance	▪ IR sensors ▪ Windows and lenses ▪ Sapphire enclosures	Dedicated vertically integrated facilities
Contested Space	▪ Telescopes ▪ Imaging lenses	30+ year of design, fabrication, and launch of products
Directed Energy	▪ Laser subsystems ▪ Beam directors ▪ Fiber amplifiers	Supplier of key laser weapons components and subsystems
Hypersonics	▪ Nose cones ▪ Seeker optics	Qualified proprietary coatings and patterning



Phased Array Laser Optics

II-VI
Copyright 2020, II-VI Incorporated. All rights reserved.
Page 17

Transaction Overview Financial Overview

Summary Financial Highlights Rapid Revenue Growth at Scale 1 Strong Customer Engagement Driving Continued Momentum 2 Attractive and Increasing Gross and Operating Margins 3 Rapid Synergy Realization Ahead of Plan 4 Increasing Q4 FY2020 Revenue Guidance 5

Rapid Revenue Growth at Scale Strong Revenue Growth(1) (Pre-Finisar Acquisition) Continued Momentum Midpoint of Q4 FY20 Guidance(2) Midpoint of the revised Q4 FY20 Guidance 11% 18% 19% 18% Note: Dollars in millions. Figures prior to FY2019 do not reflect the adoption of ASC 606. (2) Provided during Q3 FY2020 earnings call on May 11, 2020. CAGR: 18% 16% Finisar Acquisition Bolstered Scale Growth 93%

Attractive and Increasing Gross and Operating Margins All non-GAAP amounts exclude certain adjustments for share-based compensation, acquired intangible amortization expense, certain one-time transaction expenses, fair value measurement period adjustments and restructuring and related items. See Appendix for reconciliation to most comparable GAAP measures II-VI figures are for the three months ended September 30, 2019 and Finisar figures are for the three months ended July 28, 2019. Strong Execution and Synergy Realization Post Finisar Transaction Close Driving Margins Non-GAAP Gross Margin(1) Non-GAAP Operating Margin(1) (2) (2) (2) (2)

Finisar Integration and Synergy Realization Ahead of Plan

		Annual Est Synergies Within 36 months[1]
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 M
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 M
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Enhancement of operating model	
Sales & Marketing	▪ Savings from scale	
	TOTAL	**~$150 M**

Note: Annual Run Rate refers to total savings achieved in full 12 month period.

(1) These objectives are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section of the preliminary prospectus. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives.

II-VI

Copyright 2020, II-VI Incorporated. All rights reserved.

Page 22

Increasing Q4 FY2020 Revenue Guidance Revenue $650mm - $700mm GAAP Operating Margin Previous Guidance Updated Guidance $710mm - $740mm Guidance Today 9%-11%

Key Takeaways One of the Largest Photonics and Compound Semiconductor Companies 1 Materials Expertise Drives Differentiation in Multiple Growing Markets 2 Vertically Integrated, Diverse Global Manufacturing Footprint 3 History of Insightful Targeting and Successful Integration of Strategic Acquisitions 4 Strong Execution: Finisar Integration and Synergies Realization Ahead of Plan 5

Transaction Overview Appendix

COVID-19 Has Accelerated II-VI’s Secular Tailwinds Note: Stats for the period ended and as of Q3 FY2020, as applicable. Driving Increasing Demand for Connectivity and High-Performance Infrastructure is enabling the convergence of communications, computing, and sensing Video Conferencing Content Streaming 5G Smart Power Energy Efficiency Work-From-Home Life Sciences / Diagnostics

Early Warning from China Footprint Early China impacts forced supply chain adjustment in fiscal Q3 Prepared early and company-wide contingency plans across global footprint Swift Reaction to Rapidly Changing Situation Manufacturing facilities essential and now all operating Office work transitioned effectively Safety procedures established for all active facilities Minor Disruption to Supply Chain II-VI vertical integration enabled company to retain control of entire supply chain No major impact to productivity across office footprint II-VI Has Managed COVID-19 Effectively To Date

Reconciliation of GAAP Measures to Non-GAAP Measures Note: Dollars in millions.

Note: Dollars in millions. Q1 FY20 represents quarter ending October July 28, 2019. Reconciliation of GAAP Measures to Non-GAAP Measures

End Market Distribution of Full Year FY19 Revenue Reported Segments FY19 Revenue FYY19 Op Margin – GAAP / Non-GAAP FY19/FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $639M 13% / 17% 31% 9% 82% 0% 3% 6% Compound Semiconductors $723M 11% / 14% 8% 42% (3%) 13% 21% 13% 11% II-VI Consolidated $1,362M 11% / 15% 18% 27% (2%) 45% 11% 8% 9% II-VI Segment Revenue by End Markets for Full Year FY19

End Market Distribution of Q3FY20 QTD Revenue Reported Segments Q3FY19 Revenue Q3FY20 Revenue Q3FY20 Op Margin – GAAP / Non-GAAP Q3FY20/ Q3FY19 Revenue Growth Pro Forma* Revenue Change FY20 Q3/ FY19 Q3 Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Photonic Solutions $166M $418M 11.7% / 13.4% 152% 3% 94% 0% 0% 3% Compound Semiconductors $176M $209M 11.9% / 14.6% 19% 29% (1%) 15% 21% 13% 22% II-VI Consolidated $342M $627M 11.0% / 13.8% 83% -6% 11% (0%) 68% 7% 5% 9% II-VI Segment Revenue by End Markets for Q3FY20 QTD * Pro Forma on page 12 of Form 10-Q filed on May 11, 2020

Note: Dollars in millions. Reconciliation of GAAP Measures to Non-GAAP Measures